                       NATIONWIDE VARIABLE INSURANCE TRUST
                            NVIT Enhanced Income Fund

                       Supplement Dated September 12, 2007
                       to the Prospectus dated May 1, 2007

Principal  Financial  Services,  Inc.  ("Principal") and Nationwide  Corporation
("Nationwide")  have  completed a transaction  (the  "Transaction")  pursuant to which  Nationwide  sold to Principal  all of its  ownership  interests in Morley
Capital  Management,  Inc.  ("Morley").  Morley  is the  subadviser  to the NVIT
Enhanced  Income  Fund, a series of  Nationwide  Variable  Insurance  Trust (the
"Trust").  Upon the  completion  of the  Transaction  on  August  31,  2007,  an
"assignment" of Morley's subadvisory agreement with the Trust occurred,  causing such subadvisory agreement to terminate automatically. At a meeting of the Board of Trustees of the Trust (the  "Board") on June 13,  2007,  in  anticipation  of settlement of the  Transaction,  the Board approved a new subadvisory  agreement with Morley, which took effect September 1, 2007. The new subadvisory  agreement with Morley is  identical  in all  material  respects  to the  Trust's  previous subadvisory  agreement with Morley.  In order to ensure  continued  provision of subadvisory  services  by Morley to the NVIT  Enhanced  Income  Fund,  the Board
approved the new subadvisory  agreement in reliance upon the Manager of Managers
Exemptive  Order  the  Trust  has  obtained  from the  Securities  and  Exchange
Commission,  which permits the hiring of an unaffiliated  subadviser with Board, but not shareholder, approval.

The portfolio  managers of the NVIT Enhanced  Income Fund currently are expected to remain the same.

You will shortly receive an Information  Statement as required under the Trust's
Manager of Managers  Exemptive  Order with more detailed  information  about the
Transaction and Morley.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-NCFX-2 9-07